UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky	40299
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
8.50% Senior Notes due 2026	CHRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously announced, on October 17, 2022, Roger Shannon resigned as Chief Financial Officer and Treasurer of Charah Solutions, Inc. (the “Company”). Mr. Shannon’s employment with the Company terminated on November 1, 2022.

In connection with Mr. Shannon’s resignation, on December 1, 2022, the Company entered into a Separation and Release Agreement (“Separation Agreement”) with Mr. Shannon. Under the Separation Agreement, Mr. Shannon will receive (1) a Severance Payment amount of $437,750, representing 12 months of annual base salary which will be paid out over 12 months, (2) vesting of 77,394 shares of common stock of the Company (a portion of his outstanding unvested restricted and performance stock units), and (3) based on the Company’s performance through October 31, 2022, none of the outstanding performance stock units from a June 2020 grant will vest. The Severance Payment is subject to tax withholding requirements. Mr. Shannon will also be eligible to receive reimbursement from the Company of monthly premium amounts for COBRA premiums for 12 months following the Termination Date. The Separation Agreement provides for an adjustment in the event of a Change in Control, as defined in Mr. Shannon’s amended and restated employment agreement. The Separation Agreement provides that Mr. Shannon remains subject to certain restrictive covenants as provided in the amended and restated employment agreement. The Separation Agreement contains a general release of claims by Mr. Shannon against the Company.

The foregoing summary of the material terms of the Separation Agreement is subject to the complete provisions set forth in the Separation Agreement, a copy of which is filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Separation and Release Agreement between Charah, LLC, Charah Solutions, Inc. and Roger Shannon, executed as of December 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	December 6, 2022	By:	/s/ Jonathan Batarseh
		Name:	Jonathan Batarseh
		Title:	President and Chief Executive Officer